                                                                   EXHIBIT 10(I)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                        SERVICE AGREEMENT NO. 101.B
OPEN ACCESS TRANSMISSION TARIFF            (ASSIGNED FROM RELIANT TSA NO. 101)

                         SERVICE AGREEMENT FOR LONG-TERM
                   FIRM POINT-TO-POINT TRANSMISSION SERVICE

1.0 This Service Agreement, dated as of December 12, 2002, is entered into, by and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider"), and Southern Nevada Water Authority, (SNWA) ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (l) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 The Transmission Customer's renewal rights under this agreement shall be as specified in Section 2.2 of the Transmission Provider's Tariff as it may be amended from time to time in accordance with FERC policy. In addition, in order to assist the Transmission Provider in planning its system appropriately, the Transmission Customer will communicate with the Transmission Provider on a nonbinding basis regarding its assessment of whether it will renew this agreement as follows:

      5.1 In the event the Transmission Customer signs a power sales contract that: (1) utilizes the transmission capacity provided for under this agreement, and (2) extends beyond this agreement's initial term, the Transmission Customer shall so notify the Transmission Provider (without identifying the parties to the power sales contract) and shall provide the Transmission Provider with the Transmission Customer's assessment of the likely impact of such contract on its intent to renew this agreement.

                                                                   EXHIBIT 10(I)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                        SERVICE AGREEMENT NO. 101.B
OPEN ACCESS TRANSMISSION TARIFF            (ASSIGNED FROM RELIANT TSA NO. 101)

      5.2 The Transmission Customer will on an annual basis, starting five years prior to the end of the initial term of this agreement, provide the Transmission Provider with a nonbinding statement of its current assessment of whether it will renew this agreement. The Transmission Customer will, on Transmission Provider's request, answer any reasonable questions the Transmission Provider has about such assessment; provided that the Transmission Customer shall not be obligated to provide any confidential market data to the Transmission Provider.

      5.3 The Transmission Provider's transmission personnel shall treat as confidential and proprietary all information provided by Transmission Customer under this Section 5.0, and shall comply with FERC's affiliate regulations and other applicable provisions of Order No. 889, or any successor requirements, in its treatment of such information; provided that this Section 5.3 shall not prevent the Transmission Provider from providing information to FERC, the PUCN or any other agency of competent jurisdiction in accordance with applicable requirements of such agency or from compliance with any valid court order requiring the production of such information. The Transmission Provider shall give the Transmission Customer notice of any such agency request or court order so that the Transmission Customer may take any action deemed necessary by the Transmission Customer to protect the confidentiality of the requested information.

6.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

7.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

                                                                   EXHIBIT 10(I)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                        SERVICE AGREEMENT NO. 101.B
OPEN ACCESS TRANSMISSION TARIFF            (ASSIGNED FROM RELIANT TSA NO. 101)

8.0 If any event occurs that will materially affect the time for completion of new facilities or the ability to complete them, Transmission Provider shall promptly notify the Transmission Customer. A technical meeting between the Parties shall be held to evaluate the alternatives available. If the Transmission Provider and the Transmission Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of existing capability under the conditions of Part II of the Tariff, the obligation to provide the requested Firm Point-To-Point Transmission Service shall terminate and any deposit made by the Transmission Customer shall be returned with interest pursuant to Commission regulations 35.19a(a)(2)(iii). However, the Transmission Customer shall be responsible for all prudently incurred costs by the Transmission Provider through the time construction was suspended.

      Transmission Provider:
            Director, Regional Transmission
            Nevada Power Company
            P.O. Box 230
            Las Vegas, NV 89151

      Transmission Customer:
            Southern Nevada Water Authority
            1900 E. Flamingo Rd.
            Suite 170
            Las Vegas, NV 89119

9.0   The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

      Transmission Provider:

By: __________________________      __________________      __________________
                Name                       Title                   Date

      Transmission Customer:

By:___________________________      __________________      __________________
                Name                       Title                   Date

                                                                   EXHIBIT 10(I)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                        SERVICE AGREEMENT NO. 101.B
OPEN ACCESS TRANSMISSION TARIFF            (ASSIGNED FROM RELIANT TSA NO. 101)

               Specifications For Long-Term Firm Point-To-Point
                              Transmission Service

1.0   Term of Transaction: 5 Year(s)

      Start Date: 07-31-03

      Termination Date: 07-30-08

2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

      125 MW from Harry Allen 500 kV Substation in Nevada Power Company's Control Area to Mead 230 kV Substation.

3.0             Point of Receipt                    Delivering Party

          HARRY ALLEN 500 KV SUBSTATION      SOUTHERN NEVADA WATER AUTHORITY

4.0             Point of Delivery                    Receiving Party

             MEAD 230 KV SUBSTATION                      MARKET

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 125 MW

6.0   Designation of party(ies) subject to reciprocal service obligation:
      None

7.0   Name(s) of any Intervening Systems providing transmission service:  None

                                                                   EXHIBIT 10(I)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                        SERVICE AGREEMENT NO. 101.B
OPEN ACCESS TRANSMISSION TARIFF            (ASSIGNED FROM RELIANT TSA NO. 101)

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

      8.1   Transmission Charge:  $1.21/kW-mo.

      8.2   System Impact and/or Facilities Study Charge(s):
            Pending finalization, $30,000 deposit in place. Reliant - Arrow Canyon will be responsible for the final actual costs.

      8.3 Direct Assignment Facilities Charge: None under this TSA. However, Direct Assignment Facilities will be required to provide the associated interconnection and are defined in the Interconnection & Operation Agreement.

      8.4 Ancillary Services Charges: As negotiated in the future or as defined in Interconnection and Operation Agreement.

      8.5. Power Factor Requirements: As defined in Interconnection and Operation Agreement.